MODIFICATION OF
                           CREDIT AGREEMENT COMMITMENT




                        EFFECTIVE AS OF DECEMBER 12, 2002


                                      AMONG


                      KINDER MORGAN ENERGY PARTNERS, L.P.,

                           CREDIT SUISSE FIRST BOSTON


                                       AND



                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                    AS ADMINISTRATIVE AGENT AND AS A LENDER






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                                 MODIFICATION OF
                           CREDIT AGREEMENT COMMITMENT


      THIS MODIFICATION OF CREDIT AGREEMENT COMMITMENT (this "Modification") is made and entered into effective as of the 12th day of December, 2002 (the "Modification Effective Date"), among KINDER MORGAN ENERGY PARTNERS, L.P., a Delaware limited liability company (the "Company"), CREDIT SUISSE FIRST BOSTON ("CSFB"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the "Administrative Agent") for each of the lenders (the "Lenders") that is a signatory or which becomes a signatory to the hereinafter defined Credit Agreement, and as a Lender (in such capacity, "Wachovia").


                               R E C I T A L S:

      A. On October 15, 2002, the Company, the Lenders, JPMorgan Chase Bank, as syndication agent, Citibank, N.A., as documentation agent, and the Administrative Agent entered into a Credit Agreement (the "Credit Agreement") whereby, upon the terms and conditions therein stated, the Lenders agreed to make certain Loans (as defined in the Credit Agreement) and extend certain other credit to the Company.

      B. Pursuant to Section 2.01(b) of the Credit Agreement, the Company has the right, with the consent of the Administrative Agent, to increase the total Commitments of the Lenders by adding to the Credit Agreement one or more additional Lenders or by allowing one or more Lenders to increase its Commitment; provided (1) no Default or Event of Default shall then exist, (2) no such increase shall cause (a) the aggregate Commitments under the Credit Agreement to exceed $600,000,000 or (b) the sum of the aggregate Commitments under the Credit Agreement plus the aggregate commitments under the Related Credit Agreement to exceed $1,100,000,000, and (3) no Lender's Commitment shall be increased without such Lender's consent.

      C. Wachovia has agreed with the Company to increase its Commitment from $60,000,000 to $68,709,091.18 and the Administrative Agent has consented to such increase.

      D. CSFB has agreed with the Company to become an additional Lender under the Credit Agreement with a Commitment of $27,272,727.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Company, CSFB, Wachovia and the Administrative Agent hereby agree as follows:


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        1.      Certain Definitions.

                1.1 Terms Defined Above. As used in this Modification, the terms "Administrative Agent", "CSFB", "Company", "Credit Agreement", "Lender", "Modification", "Modification Effective Date", and "Wachovia", shall have the meanings indicated above.

                1.2 Terms Defined in Agreement. Unless otherwise defined herein, all capitalized terms which are defined in the Credit Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.

        2. Modification of Wachovia's Commitment. On the Modification Effective Date, Wachovia's Commitment shall be $68,709,091.18.

        3.      CSFB's  Commitment.  On the   Modification  Effective Date, CSFB
shall become a Lender under the Credit Agreement with a Commitment of $27,272,727.

        4. Conditions Precedent. The increase of Wachovia's Commitment and the addition of CSFB's Commitment shall be conditioned upon (a) the receipt by the Administrative Agent of a counterpart of this Modification, duly completed and executed by the Company, CSFB and Wachovia and (b) the receipt by each of Wachovia and CSFB of all fees agreed to be paid to them by the Company.

        5. Representations and Warranties. The Company represents and warrants that:

                (a)     there exists no Default or Event of Default; and

                (b) after giving effect to this Modification, (i) the aggregate Commitments of the Lenders (including CSFB) is $530,000,000, and (ii) the sum of the aggregate Commitments hereunder plus the aggregate commitments under the Related Credit Agreement does not exceed $1,100,000,000.

        6. Extent of Modification; Ratification. Except as expressly modified herein, all of the terms, conditions, defined terms, covenants, representations, warranties and all other provisions of the Credit Agreement and the other Loan Documents are herein ratified and confirmed and shall remain in full force and effect.

        7. Counterparts. This Modification may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and same instrument.

        8. References. On and after the Modification Effective Date, (a) the term "Commitment" when used in the Credit Agreement with respect to Wachovia shall refer to the Commitment of Wachovia, as modified hereby, and with respect to CSFB shall refer to the Commitment of CSFB as specified herein, and (b) CSFB shall be a party to and a Lender under the Credit Agreement with all of the rights and obligations of a Lender thereunder.



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      THIS MODIFICATION, THE CREDIT AGREEMENT, AS MODIFIED HEREBY, THE NOTES AND
THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      This Modification shall benefit and bind the parties hereto, as well as their respective assigns, successors, and legal representatives.



                         [Signatures Begin on Next Page]


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      EXECUTED as of the Modification Effective Date.

                               KINDER MORGAN ENERGY PARTNERS, L.P.

                               By:  Kinder Morgan G.P., Inc.,
                                    its General Partner

                                    By:   Kinder Morgan Management, LLC,
                                          its Delegate


                                          By:    /s/ Joseph Listengart
                                          Name:  Joseph Listengart
                                          Title: Vice President




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                               CREDIT SUISSE FIRST BOSTON


                               By:    /s/ James P. Moran
                               Name:  James P. Moran
                               Title: Director





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                               WACHOVIA BANK, NATIONAL
                               ASSOCIATION, Individually as a Lender and as Administrative Agent


                               By:    /s/ Russell T. Clingman
                               Name:  Russell T. Clingman
                               Title: Director